UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

OMNICELL, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Contact:

Peter Kuipers

Chief Financial Officer

800-850-6664

Peter.Kuipers@omnicell.com

Omnicell to Hold

Virtual 2020 Annual Meeting of Stockholders

Event Webcast Scheduled for Tuesday, May 26

MOUNTAIN VIEW, Calif. — May 1, 2020 — Omnicell, Inc. (NASDAQ: OMCL), a leading provider of medication management solutions and adherence tools for healthcare systems and pharmacies, today announced that due to the public health impact of the novel coronavirus (COVID-19) pandemic and to protect the health and wellbeing of its employees, stockholders and the broader community, the Company will hold its 2020 Annual Meeting of Stockholders in a virtual meeting format only, via live audio webcast. The virtual Annual Meeting will be held as planned on Tuesday, May 26, 2020 at 1:30 pm PT.  Stockholders will not be able to attend in person.

To attend the virtual Annual Meeting, please visit www.meetingcenter.io/238938008. The password for the meeting is OMCL2020. The live audio webcast will begin promptly at 1:30 pm PT, with online access beginning at 1:15 pm PT.

A notice regarding the change to a virtual meeting is being filed with the U.S. Securities and Exchange Commission in conjunction with this press release. Additional information regarding the Annual Meeting, stockholder participation and voting is provided in the notice.

About Omnicell

Since 1992, Omnicell has been committed to transforming the pharmacy care delivery model to dramatically improve outcomes and lower costs. Through the vision of the autonomous pharmacy, a combination of automation, intelligence, and expert services, powered by a cloud data platform, Omnicell supports more efficient ways to manage medications across all care settings.

Over 6,000 facilities worldwide use Omnicell automation and analytics solutions to help increase operational efficiency, reduce medication errors, deliver actionable intelligence, and improve patient safety. More than 40,000 institutional and retail pharmacies across North America and the United Kingdom leverage Omnicell’s innovative medication adherence and population health solutions to improve patient engagement and adherence to prescriptions, helping to reduce costly hospital readmissions.

To learn more, visit www.omnicell.com.*

*From time to time, Omnicell may use the Company’s investor relations site and other online social media channels, including its Twitter handle www.twitter.com/omnicell, LinkedIn page www.linkedin.com/company/omnicell, and Facebook page www.facebook.com/omnicellinc, to disclose material non-public information and comply with its disclosure obligations under Regulation Fair Disclosure (“FD”).

Omnicell and the Omnicell logo are registered trademarks of Omnicell, Inc. in the United States and other countries.

OMNICELL, INC.

590 E. Middlefield Road

Mountain View, California 94043

ADDITIONAL INFORMATION REGARDING THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2020

The following Notice relates to the proxy statement dated April 9, 2020 (the “Proxy Statement”) furnished to stockholders of Omnicell, Inc. (“Omnicell,” the “Company,” “our,” “us,” or “we”) in connection with its Annual Meeting of Stockholders to be held on May 26, 2020 (the “Annual Meeting”).  On May 1, 2020, the Company issued a press release to announce the change in format and location of the Annual Meeting from in-person to virtual only.  This supplement to the Proxy Statement is being filed with the U.S. Securities and Exchange Commission and is being made available to stockholders on or around May 1, 2020.  Except as specifically revised by the information contained herein, this Notice does not revise or update any of the other information set forth in the Proxy Statement.

The accompanying Notice should be read in conjunction with the Proxy Statement.

NOTICE OF CHANGE IN FORMAT AND LOCATION OF

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2020

Dear Stockholder:

Due to the public health impact of the novel coronavirus (COVID-19) pandemic and to protect the health and wellbeing of its employees, stockholders and the broader community, Omnicell will be holding its 2020 Annual Meeting of Stockholders in a virtual meeting format only, via live audio webcast. The virtual Annual Meeting will be held as planned on Tuesday, May 26, 2020 at 1:30 pm PT.  Stockholders will not be able to attend in person.

To attend the virtual Annual Meeting, please visit www.meetingcenter.io/238938008. The password for the meeting is OMCL2020. The live audio webcast will begin promptly at 1:30 pm PT, with online access beginning at 1:15 pm PT.

Participating in the Annual Meeting

Stockholders of Record:  Shares Registered in Your Name

If on March 30, 2020 your Omnicell shares were registered directly in your name with Omnicell’s transfer agent, Computershare, then you are a stockholder of record.  You can participate in the Annual Meeting at www.meetingcenter.io/238938008 by entering the 15-digit control number (found on your proxy card, or in an email you previously received from Computershare) and the meeting password OMCL2020.

Beneficial Owners:  Shares Registered in the Name of a Broker or Bank

If on March 30, 2020 your Omnicell shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are a beneficial owner of shares. You must register in advance to participate in the Annual Meeting.  To register, you must obtain a legal proxy from the bank, broker or other holder of record reflecting Omnicell shares held as of March 30, 2020, and forward a copy or image of the legal proxy, along with your name and email address, to Computershare at legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received by Computershare no later than 5:00 pm (Eastern Time) on May 20, 2020. You will then receive a confirmation email from Computershare with a 15-digit control number, and can participate in the Annual Meeting at www.meetingcenter.io/238938008 by entering your control number and the meeting password OMCL2020.

A list of names of stockholders entitled to vote at the Annual Meeting will be available during the virtual meeting for examination by stockholders of record and registered beneficial owners who participate in the Annual Meeting by clicking on the “Stockholder List” link on the meeting center website.

Asking Questions and Voting Shares

If you are a stockholder of record, or a beneficial owner who registered in advance by following the instructions above, you can join the Annual Meeting as a “Stockholder” with your control number and the meeting password, and may:

•                  submit questions during the meeting by clicking on the message icon in the upper right-hand corner of the meeting center website; and

•                  vote your shares electronically during the Annual Meeting by clicking on the “Cast Your Vote” link on the meeting center website.

Alternatively, participants can join as a “Guest” in listen-only mode, but will not have the option to submit questions or vote shares during the Annual Meeting.

Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints, and in accordance with our rules of conduct for the Annual Meeting, which will be posted on the meeting center website.

Whether or not you plan to attend the virtual Annual Meeting, Omnicell urges its stockholders to vote and submit their proxies in advance of the Annual Meeting by one of the methods described in the proxy materials to ensure your vote is counted.

The proxy card and voting instruction form included with the proxy materials previously distributed will not be updated to reflect this change in location and may continue to be used to vote your shares.

By Order of the Board of Directors

/s/ DAN S. JOHNSTON

Dan S. Johnston
Corporate Secretary